SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  April 7, 2006

     BancCap Asset Securitization Issuance Corporation (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of BASIC Asset Backed Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1)

               BancCap Asset Securitization Issuance Corporation
             -----------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


      Delaware                       333-97289                  03-0469601
      ---------                      ---------                  ----------
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employee
     Of Incorporation                                       Identification No.)


         553 Capital Drive                                         60047
         Lake Zurich, Illino is                                 ----------
         ---------------------                                  (Zip Code)
         (Address of Principal
          Executive Offices)

            Registrant's telephone number, including area code:  847-540-6554

                                      None
         ----------------------------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01.  Other Events.(1)
                     ------------

     Kirkpatrick & Lockhart Nicholson Graham LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127589) in connection with various transactions. Legal opinions by Kirkpatrick & Lockhart Nicholson Graham LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and
Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

     (a) Not applicable.

     (b) Not applicable

     (c) Not applicable.

     (d) Exhibits:


               5.1 Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to legality (including consent of such firm).

               8.1 Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

               23.1 Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (included in Exhibit 5.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANCCAP ASSET SECURITIZATION
                                       ISSUANCE CORPORATION



                              By:
                                       /s/ Michael W. Trickey
                                       ---------------------------
                                       Name:   Michael W. Trickey
                                       Title:  President

Dated:  April 7, 2006

                                  EXHIBIT INDEX


Exhibit No.                                 Description

5.1 Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to legality (including consent of such firm).

8.1 Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1 Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (included in Exhibit 5.1).